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                                 EXHIBIT 10.54






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                               SECOND AMENDMENT TO
                       LOAN AND CO-LENDER CREDIT AGREEMENT
                       -----------------------------------

         THIS SECOND AMENDMENT TO LOAN AND CO-LENDER CREDIT AGREEMENT ("Amendment") is made as of the 23 day of December, 1996, among D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation, with its principal place of business located at 5811 Canal Road, Suite 180, Valley View, Ohio 44125 (the "Borrower"), as borrower, NATIONAL CITY BANK OF COLUMBUS, formerly known as National City Bank, Columbus, a national banking association, with its principal office located at 155 East Broad Street, Columbus, Ohio 43251 ("NCBC"), and OLD KENT BANK, f/k/a Old Kent Bank and Trust Company, a Michigan banking corporation, with its principal office located at One Vandenberg Center, Grand Rapids, Michigan 49503 ("Old Kent"), as lenders, (NCBC and Old Kent each herein, separately, called a "Bank" and, collectively, called the "Banks"), and NCBC, as agent for itself and Old Kent (the "Agent").

                                    RECITALS

         A. The Banks and the Borrower have entered into a certain Loan and Co-Lender Credit Agreement dated as of December 23, 1994, as amended by the First Amendment to Loan and Co-Lender Credit Agreement dated as of December 22, 1995 (collectively, the "Loan Agreement"), pursuant to which the Banks have loaned to the Borrower an aggregate amount not to exceed Nine Million Dollars ($9,000,000.00) ("Loan").

         B. The Loan is evidenced by two (2) Mortgage Notes dated December 23, 1994, by the Borrower to each of NCBC and Old Kent, each in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) (collectively, the "Mortgage Notes").

         C. The Banks and the Borrower have agreed to certain amendments with respect to the Loan.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks agree as follows:

         1. FIXED CHARGE COVERAGE. Section 7.2 of the Loan Agreement is deleted in its entirety and the following inserted in lieu thereof:

                  7.2 FIXED CHARGE COVERAGE. Permit the ratio of (a) the sum of its net income before taxes for the preceding twelve (12) month period plus its interest, rent and lease expense for the same period to (b) the sum of its interest, rent and lease expense for the same period to be less than 1.40 to 1.00 as measured at the end of the fiscal quarter ending September 28, 1996; and less than 1.50 to 1.00 at the end of the fiscal quarter ending December 28, 1996 and at the end of each fiscal quarter of the Borrower thereafter.

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         2. LEVERAGE. Section 7.5 of the Loan Agreement is deleted in its entirety and the following inserted in lieu thereof:

                  Section 7.5 LEVERAGE. Permit the ratio of (a) its total liabilities less its Subordinated Indebtedness to (b) the sum of its tangible net worth plus its Subordinated Indebtedness to be greater than the following during the periods specified herein as measured at the end of each fiscal quarter of the Borrower:

                  For the first fiscal quarter annually, 1.75 to 1.00;
                  For the second, third and fourth fiscal quarters ending in the fiscal year ending December 28, 1996, 1.50 to 1.00; and For the second, third and fourth fiscal quarters ending in the fiscal year ending January 3, 1998 and thereafter, 1.35 to 1.00.

         3. INDEBTEDNESS. Section 7.7(c) of the Loan Agreement is hereby amended by excluding from the term "leases" (a) those thirteen (13) truck leases described on Schedule A, attached hereto and incorporated herein by reference and (b) that certain General Business Lease Agreement, Agreement No. G00266385, between Borrower and IBM Credit Corporation, executed by Borrower on June 3, 1996.

         4. DEFINITION. The definition of "Revolving Credit Agreement" is deleted in its entirety and the following inserted in lieu thereof:

                           "Revolving Credit Agreement" means that certain
                  Revolving Credit Agreement by and among the Borrower and the Banks dated as of December 7, 1994, as amended by a certain First Amendment to Revolving Credit Agreement dated as of December 22, 1995, as amended by a Second Amendment to Revolving Credit Agreement, dated of even date herewith.

         5. RATIFICATION AND CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES. The Loan Agreement is in all respects ratified and confirmed by the parties hereto, and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. Except as modified herein, the Loan Agreement remains unchanged and in full force and effect. Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Loan Agreement. The Borrower hereby acknowledges and certifies that all other representations and warranties made in the Loan Agreement continue to be true and correct as of the date hereof and that there are no defaults existing under the covenants or other terms of the Loan Agreement. The Borrower hereby ratifies and confirms the Borrower's obligations and all liability to the Banks under the terms and conditions of the Loan Agreement and the Mortgage Notes, and acknowledges that the Borrower has no defenses to or rights of setoff against the Borrower's obligations and all

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liability to the Banks thereunder. The Borrower hereby further acknowledges that the Banks have performed all of the Banks' obligations to date under the Loan Agreement.

         6. REFERENCES TO LOAN AGREEMENT. All references in each of the Mortgage Notes to the Loan Agreement shall mean and refer to the Loan Agreement, as amended by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by each in manner and form sufficient to bind them and duly authorized in the premises as of the day and year first above written.

NATIONAL CITY BANK OF COLUMBUS,            D.I.Y. HOME WAREHOUSE, INC.
formerly known as National City
Bank, Columbus

By:  /s/ Ralph A. Kaparos                  By: /s/ Marilyn A. Eisele
    ------------------------------             -------------------------------
Its:  Senior Vice President                Its:    Vice President
    ------------------------------             -------------------------------


OLD KENT BANK                              NATIONAL CITY BANK OF
                                           COLUMBUS, formerly known as National
                                           City Bank, Columbus, as Agent

By: /s/ Peter T. Campbell                  By: /s/ Ralph A. Kaparos
    ------------------------------             -------------------------------
Its:    Vice President                     Its:  Senior vice President
    ------------------------------             -------------------------------





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                                  "SCHEDULE A"

CAPITAL LEASES                          SIGNED    DELIVERY        LEASE         FIXED          TOTAL          1995 LEASES,
                                        AT        DATE           EXPIRES        COST           COST IN        1996
                                                                                MO.            THE LIFE       COMMENCEMENT
CLEVELAND           FLAT      50665     06/26/95  02/01/96       02/01/01       1,179          70,740
CLEVELAND           BOX       50853     06/26/95  02/01/96       02/01/01       1,043          62,580

RANDALL             FLAT      50666     06/26/95  02/01/96       02/01/01       1,179          70,740
RANDALL/BEDFORD     BOX       50854     06/26/95  02/01/96       02/01/01       1,043          62,580

EASTLAKE            FLAT      50667     06/26/95  02/01/96       02/01/01       1,179          70,740
EASTLAKE/MENTOR     BOX       50856     06/26/95  02/01/96       02/01/01       1,043          62,580

BEDFORD             FLAT      50668     06/26/95  02/01/96       02/01/01       1,179          70,740

BROOKPARK           FLAT      50669     06/26/95  02/01/96       02/01/01       1,179          70,740
BROOKPARK/MEDINA    BOX       50855     06/26/95  02/01/96       02/01/01       1,043          62,580

MEDINA              FLAT      50670     06/26/95  02/01/96       02/01/01       1,179          70,740

MENTOR              FLAT     250671     06/26/95  02/01/96       02/01/01       1,179          70,740

ARLINGTON           FLAT      50672     06/26/95  02/01/96       02/01/01       1,179          70,740
W MARKET            FLAT      50673     06/26/95  02/01/96       02/01/01       1,179          70,740

KITCHEN WAREHOUSE   BOX                 06/26/95                 02/01/01       1,043          62,580